Raymond James 35th Annual Institutional Investors Conference March 4, 2014 EXHIBIT 99.1

2 Fiscal 2014 second quarter results are unaudited. This presentation contains “forward-looking statements” which are statements relating to future events, future financial performance, strategies, expectations, and the competitive environment. Other than statements of historical facts, all statements contained in this presentation, including statements regarding the Company’s future financial position, future revenue, prospects, plans and objectives of management, are forward-looking statements. Forward-looking statements include statements of expectations regarding the businesses acquired during fiscal 2013 (the “acquired subsidiaries”), including expected benefits and synergies of the transaction, future financial and operating results, and other statements regarding events or developments that the Company believes or anticipates will or may occur in the future as a result of the acquisitions. Words such as “outlook,” “believe,” “expect,” “anticipate,” “estimate,” “intend,” “forecast,” “may,” “should,” “could,” “project,” “looking ahead” and similar expressions, as well as statements in future tense, identify forward-looking statements. You should not read forward-looking statements as a guarantee of future performance or results. They will not necessarily be accurate indications of whether or at what time such performance or results will be achieved. Forward-looking statements are based on information available at the time those statements are made and/or management’s good faith belief at that time with respect to future events. Such statements are subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in or suggested by the forward-looking statements. Important factors that could cause such differences include, but are not limited to factors described under Item 1A, “Risk Factors” of the Company’s Annual Report on Form 10-K for the year ended July 27, 2013, and other risks outlined in the Company’s periodic filings with the Securities and Exchange Commission (“SEC”). The forward-looking statements in this presentation are expressly qualified in their entirety by this cautionary statement. Except as required by law, the Company may not update forward-looking statements even though its situation may change in the future. This presentation includes certain “Non-GAAP” financial measures as defined by SEC rules. We believe that the presentation of certain Non-GAAP financial measures provides information that is useful to investors because it allows for a more direct comparison of our performance for the period with our performance in the comparable prior-year periods. As required by the SEC, we have provided a reconciliation of those measures to the most directly comparable GAAP measures on the Regulation G slides included as slides 28 through 33 of this presentation. We caution that Non-GAAP financial measures should be considered in addition to, but not as a substitute for, our reported GAAP results. Forward Looking Statements and Non-GAAP Information

3 Positioned for strong equity returns  A leading supplier of specialty contracting services to telecommunication providers nationwide  Telecommunications networks fundamental to economic progress  Firm end market opportunities  Telephone companies deploying FTTX to enable video offerings and 1 gigabit connections  Cable operators continuing to deploy fiber to small and medium businesses  Wireless carriers upgrading from 3G to 4G technologies  Industry participants aggressively extending or deploying fiber networks to provide wireless backhaul services  Current end market drivers are clear signals of an emerging industry wide consensus that network bandwidth, both wireline and wireless, needs to increase dramatically

4 Nationwide Footprint and Significant Resources (*) Includes cash and equivalents of $16.3 million and availability on Senior Credit Facility of $199.3 million  Headquartered in Palm Beach Gardens, Florida  Nationwide footprint  Operates in all 50 states, Washington, D.C. and in Canada  Over 40 operating subsidiaries and hundreds of field offices  Revenues of $390.5 million in Q2-14, impacted by extreme winter weather  Strong financial profile  Total liquidity of $215.6 million (*) at January 25, 2014  $400 million Senior Credit Facility maturing in December 2017  7.125% Senior Subordinated Notes due 2021  Repurchased 360,900 shares at an average price of $27.71 during Q2-14 for $10.0 million  Over 10,400 employees

5 Services Crucial to Customer Success Engineering Underground Facility Locating Outside Plant & Equipment Installation Premise Equipment Installation Wireless Services

6 Intensely Focused on Telecommunications Market Contract Revenues $390.5 million Quarter Ended January 25, 2014 Telecommunications Underground Facility Locating Electric and Gas Utilities and Other Construction and Maintenance 87.0% 7.5%5.5%

7 0 5,000 10,000 15,000 20,000 25,000 30,000 35,000 -10.0% -8.0% -6.0% -4.0% -2.0% 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% GDP Traffic Industry Drivers Strong Secular Trend Sources: U.S. Telecom, The Broadband Association Cisco Visual Networking Index U.S. National Bureau of Economic Analysis N o rth Am eri ca In ter n et P ro to co l Traffic (Petab ytes p er Mo n th ) Quar terly GDP C h an ge “9 billion mobile subscriptions by 2019, 8 billion mobile broadband subscriptions, three times as many smartphones in the world in 2019, which is an extremely important driver for traffic, and of course, 10 times more data traffic, mainly driven by video.” Hans Vestberg, President & CEO, Ericsson – November 2013 * * Gross Domestic Product (“GDP”)

8 Key Driver: Wireless Network Upgrades Number of Cell Sites “Our consistent investment in Wireless is the foundation of our success and drives our leadership and network quality, reliability, and the overall customer experience. We will continue to build on our network advantage in 4G LTE by deploying capital to increase capacity and density to our network.” Fran Shammo, EVP & CFO , Verizon – January 2014  Wireless network spending increasing faster than overall spending  Dycom entered wireless market in December 2010 and is further expanding its wireless services to key customers  Strong growth opportunities as industry migrates from 3G to 4G technologies Sources: Industry publications 0 50,000 100,000 150,000 200,000 250,000 300,000 350,000 Cell cit es

9 Key Driver: FTTx Deployments Cumulative Subscribers “Video, we believe, is a big growth opportunity. So we have a major initiative to make our network the best-in-class for video delivery for both wireline and wireless.” Randall Stephenson – Chairman & CEO, AT&T – January 2014  A significant competitive response by telephone companies to cable operators  Key customer reaccelerating spending for fiber to the home and businesses Sources: Individual Company Releases 0 500,000 1,000,000 1,500,000 2,000,000 2,500,000 3,000,000 3,500,000 4,000,000 4,500,000 5,000,000 5,500,000 4Q 08 2Q 09 4Q 09 2Q 10 4Q 10 2Q 11 4Q 11 2Q 12 4Q 12 2Q 13 4Q 13 Verizon FiOS Video AT&T U-Verse

10 $9.5B $20.0B $30.0 B $0.8B $2.3B $3.2 B Key Driver: Fiber to Businesses Business Services Revenue and Addressable Business Services Market “We are also making progress penetrating midsize enterprises, and this business now represents 20% of this group's revenue and is growing at an accelerated rate. Business Services continues to experience momentum and represents a large and attractive opportunity for the Company. With approximately 10% to 15% market share, this is a substantial opportunity for additional growth.” Michael Angelakis- Vice Chairman & CFO, Comcast - January 2014 2013 Business Services Revenue $6.3 Billion Addressable Business Services Market $60 Billion Sources: Individual Company Releases & Transcripts

11 Key Driver: Wireless Backhaul Mobile Data Traffic Growth Relative to 2013 “… during the fourth quarter, we completed approximately 930 fiber to the tower builds, for a total of 4,100 fiber builds in 2013, and over 18,800 total fiber-connected towers across our footprint. In 2014, we expect to complete a total of 3,000 to 3,500 fiber builds.” Glen Post, CEO & President, CenturyLink, Inc. – February 2014  Very attractive returns to our customers  Telephone, cable and other companies aggressively deploying fiber to provide wireless backhaul services  Continues to provide significant growth opportunities Sources: Cisco Visual Networking Index, 2/2014; Ericsson Mobility Traffic Exploration Tool 2/2014 - 500,000 1,000,000 1,500,000 2,000,000 2,500,000 3,000,000 3,500,000 2013 2014 2015 2016 2017 2018 2019 Te ra by te s p er M on th Mobile Data Traffic Growth Relative to 2013 Ericcson Cisco Average

12 Local Credibility, National Capability Dycom Headquarters Subsidiary Headquarters Dycom’s Nationwide Presence Subsidiaries Acquired in 2013

13 Focused on High Value Profitable Growth  Anticipate emerging technology trends which drive capital spending  Deliberately target high quality, long-term industry leaders which generate the vast majority of the industry’s profitable opportunities  Selectively acquire businesses which complement our existing footprint and enhance our customer relationships, as evidenced with recent M&A activity  Leverage our scale and expertise to expand margins through best practices

14 18.7% 14.4% 12.0% 8.3% 6.0% 4.6% 4.4% 1.6% 1.4% 28.6% Well Established Customers Blue-chip, predominantly investment grade clients comprise the vast majority of revenue Q2-14 Customer Revenue Breakdown Comcast AT&T CenturyLink Verizon Windstream Charter Ericsson Time Warner Cable Other Frontier

15 Durable Customer Relationships Revenues ($ in millions) FY 2013 reflects the results of the businesses acquired in fiscal 2013, including the operations of the telecommunications infrastructure services subsidiaries acquired by Dycom on December 3, 2012 from Quanta Services, Inc. For comparison purposes, when customers have been combined through acquisition or merger, their revenues have been combined for all periods. $- $50 $100 $150 $200 $250 $300 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 AT&T Comcast CenturyLink Verizon Adelphia Charter Comm Time Warner Cable Windstream $0 $200 $400 $600 $800 $1,000 $1,200 $1,4 0 $1,600 $1,800 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 Top 5 All Other $842 $958 $995 $1,138 $1,230 $1,107 $989 72% 72% 67% 66% 66% 66%67% 33%34%33%28%28% 34%34% $1,036 62% 38% $1,201 60% 40% $1,609 41% 59% customers customers

16 Anchored by Long-Term Agreements Revenues by Contract Type Quarter Ended January 25, 2014 Master Service Agreements Long-term contracts Short-term contracts  Master Service Agreements (MSA’s)  Multi-year, multi-million dollar arrangements covering thousands of individual work orders  Generally exclusive requirement contracts  Long-term contracts relate to specific projects with terms in excess of one year from the contract date  Dycom is party to numerous MSA’s and other arrangements with customers that extend for periods of one or more years and generally maintains multiple agreements with each customer  Short-term contracts relate to spot market requirements  Significant majority of contracts are based on units of delivery 66.8% 12.8% 20.4%

17 $526 $347 $322 $330 $- $200 $400 $600 $800 Capital Expenditures Business Acquisitions Share Repurchases FY'13 $677 FY 2004 - 2012 Robust Cash Flow Capital Investments FY2004 – Q2-FY 2014 ($ in millions) $991 million Cash flow from operations $534 million Provided by borrowings, other financing and investing activities and beginning cash on hand Cumulative Cash Flows Fiscal 2004 – Q2 Fiscal 2014 $1.525 Billion for Investment Note: Amounts represent cumulative cash flow for fiscal 2004 – Q2-fiscal 2014; Fiscal 2013 acquisitions include Q2-13 acquisition of telecommunications infrastructure services subsidiaries acquired on December 3, 2012 from Quanta Services, Inc., and Q4-13 acquisitions of Sage Telecommunications Corp of Colorado, LLC and certain assets of a tower construction and maintenance company. See “Regulation G Disclosure” for a summary of amounts.

Financial Update

19 Financial Overview  Trailing Twelve Month Q2-14 Revenues of $1.8 billion  Backlog of $2.147 billion at January 25, 2014  Solid margins and earnings; Q2-14 impacted by severe winter weather  Strong balance sheet, cash flow and liquidity  Capital structure designed to produce strong equity returns

20 $296 $318 $323 $293 $314 $340 $356 $279 $76 $123 $139 $157 $112 $- $60 $120 $180 $240 $300 $360 $420 $480 $540 Q3-12 Q4-12 Q1-13 Q2-13 Q3-13 Q4-13 Q1-14 Q2-14 Businesses acquired in FY'13 $369 $437 $479 $513 $391 17.3% 9.0% 2.4% 3.5% 6.2% 7.5% 10.0% 0.9% 8.2% 1.9% -2.4% 4.0% 10.7% 12.6% 15.8% 4.6% -10% 0% 10% 20% 30% Q3-12 Q4-12 Q1-13 Q2-13 Q3-13 Q4-13 Q1-14 Q2-14 Organic Growth % Organic Growth % - Excluding stimulus revenue $1,107 $989 $1,036 $1,201 $1,271 $338 $- $200 $400 $600 $800 $1,000 $1,200 $1,400 $1,600 $1,800 FY2009 FY2010(a) FY2011 FY2012 FY 2013(b) Businesses acquired in FY'13 $1,609 (12.0)% (10.5)% 2.0% 15.4% 4.9% (15)% (10)% (5)% 0% 5% 10% 15% 20% FY2009 FY2010 FY2011 FY2012 FY 2013 Contract Revenue Growth Annual Contract Revenues ($ in millions) Quarterly Contract Revenues ($ in millions) Annual Organic Growth Quarterly Organic Growth (a)Fiscal 2010 includes an incremental week as the result of Dycom’s 52/53 week fiscal year. (b) Fiscal 2013 includes the results of businesses acquired in fiscal 2013 of $337.9 million Note: Businesses acquired in FY’13 includes the operations of the telecommunications infrastructure services subsidiaries acquired on December 3, 2012 from Quanta Services, Inc. and Q4-13 acquisitions of Sage Telecommunications Corp of Colorado, LLC and certain assets of a tower construction and maintenance company. Results before Q2-13 reflect Dycom prior to these acquisitions. See “Regulation G Disclosure” slides for a reconciliation of GAAP to Non-GAAP financial measures. * Stimulus revenues comprised of projects funded in part by the American Recovery and Reinvestment Act of 2009. Organic Revenue Trend through Q2-2014 *

21 $29.9 $40.5 $40.4 $37.2 $44.0 $58.1 $63.2 $28.2 10.1% 12.7% 12.5% 10.1% 10.1% 12.1% 12.3% 7.2% 0.0% 5.0% 10.0% 15.0% 20.0% 25.0% $0 $10 $20 $30 $40 $50 $60 $70 Q3-12 Q4-12 Q1-13 Q2-13 Q3-13 Q4-13 Q1-14 Q2-14 Adjusted EBITDA (Non-GAAP) (a) Adjusted EBITDA as a % of Revenue (Non-GAAP) $20.9 $6.8 $21.9 $39.4 $39.8 $- $5 $10 $15 $20 $25 $30 $35 $40 $45 FY2009 FY2010 FY2011 FY2012 FY2013 Earnings & Backlog Annual Adjusted EBITDA and Adjusted EBITDA as a % of Revenue ($ in millions) Net Income – Non-GAAP ($ in millions) Quarterly Adjusted EBITDA and Adjusted EBITDA as a % of Revenue ($ in millions) Backlog ($ in millions) (a) The amounts and percentages for Adjusted EBITDA are Non-GAAP financial measures adjusted to exclude certain items. See “Regulation G Disclosure” slides for a reconciliation of GAAP to Non-GAAP financial measures. (b) Our backlog consists of the uncompleted portion of services to be performed under job-specific contracts and the estimated value of future services that we expect to provide under master service agreements and other contracts. Many of our contracts are multi-year agreements, and we include in our backlog the amount of services projected to be performed over the terms of the contracts based on our historical experience with customers and, more generally, our experience in procurements of this type. Backlog is considered a Non-GAAP financial measure as defined by SEC Regulation G; however, it is a common measurement used in our industry. Our methodology for determining backlog may not be comparable to the methodologies used by others. Note: FY’13 includes the operations of the telecommunications infrastructure services subsidiaries acquired on December 3, 2012 from Quanta Services, Inc. and Q4-13 acquisitions of Sage Telecommunications Corp of Colorado, LLC and certain assets of a tower construction and maintenance company. FY-2009 - FY-2012 reflect Dycom prior to these acquisitions. Annual Growth in Adjusted EBITDA, Net Income and Backlog $462 $1,744 $1,565 $1,376 $2,019 $2,003 $2,197 $1,996 $2,147 $961 $909 $822 $1,242 $1,208 $1,217 $1,116 $1,193 $- $400 $800 $1,200 $1,600 $2,000 $2,400 Q3-12 Q4-12 Q1-13 Q2-13 Q3-13 Q4-13 Q1-14 Q2-14 Acquired subsidiaries backlog 12 month backlog (b) $117.2 $85.8 $110.2 $135.5 $179.8 10.6% 8.7% 10.6% 11.3% 11.2% 0% 5% 10% 15% 20% $0 $30 $60 $90 $120 $150 $180 FY2009 FY2010 FY2011 FY2012 FY2013 EBI TD A-A dju ste d as a % of R eve nue An nual EBI TDA Adjusted EBITDA (Non-GAAP) (a) djusted EBITDA as a % of Revenue (Non-GAAP)

22 $54.1 $43.9 $65.1 $106.7 $83.4 $46.6 $49.2 $52.8 $58.8 $76.9 $- $20 $40 $60 $80 $100 $120 FY2010 FY2011 FY2012 FY 2013 TTM Q2-14 Cash Flow from Operations Cap-ex (net)(a) Cash Flows and Liquidity Cash Flow from Operations and Cap-ex, net ($ in millions) Liquidity ($ in millions) Q2-14 Q1-14 Strong Cash Flows and Liquidity Supports Growth (a) Capital expenditures, net of proceeds from asset sales represents capital expenditures less proceeds from sale of assets. (b) Trailing twelve months (“TTM”) Q2-14 operating cash flows is calculated as the sum of operations cash flows from Q3-13, Q4-13, Q1-14 and Q2-14 of $0.1 million, $15.4 million, $(18.7 million) and $86.6 million, respectively. TTM Q2-14 cap-ex, net is calculated as the sum of capital expenditures, net of proceeds from disposals from Q3-13, Q4-13, Q1-14 and Q2- 14 of $15.1 million, $17.5 million, $27.8 million and $16.5 million, respectively. $ 16.3 $ 14.4 $ 26.0 $ 83.0 118.8 120.3 280.9 281.0 $ 425.7 $ 484.3 $ 49.7 $ 49.7 $ 199.3 $ 142.3 (*) Includes debt premium of $3.4 million and $3.5 million at Q2-14 and Q1-14, respectively Letters of Credit outstanding Availability on Senior Credit Agreement $275 million revolver Cash and equivalents Term Loan Debt: Senior Credit Agreement, matures Dec-2017 Total debt 7.125% Senior Subordinated Notes, due Jan-2021 (*) (b)

23 Capital Allocated to Maximize Shareholder Returns  Organic growth, solid free cash flow and confidence in industry outlook promotes capital allocation strategy to further expand shareholder returns  Fiscal 2013 acquisitions further strengthen our customer base, geographic scope, and technical service offerings  Repurchases of 7.4 million shares for approximately $102 million since fiscal 2011 creates incremental shareholder value and reduces equity claims on future earnings

24 Selected Information from Q2-14 Dycom Results Conference Call Materials The following slides 25-26 were used on February 26, 2014 in connection with the Company’s conference call to discuss fiscal 2014 second quarter results and are included for your convenience. Reference is made to slide 2 titled “Forward-Looking Statements and Non-GAAP Information” with respect to these slides. The information and statements contained in slides 25-26 that are forward-looking are based on information that was available at the time the slides were initially prepared and/or management’s good faith belief at that time with respect to future events. Except as required by law, the Company may not update forward-looking statements even though its situation may change in the future. For a full copy of the conference call materials, including the conference call transcript, see the Company’s Form 8-Ks filed with the Securities and Exchange Commission on February 26, 2014.

25 Q3-2014 Outlook Note: See “Regulation G Disclosure” slides 28-33 for a reconciliation of GAAP to Non-GAAP financial measures. This slide was used on February 26, 2014 in connection with the Company’s conference call to discuss fiscal 2014 second quarter results. Reference is made to slide 2 titled “Forward-Looking Statements and Non-GAAP Information” with respect to this slide. The information and statements below that are forward-looking are based on information that was available at the time the slides were initially prepared and/or management’s good faith belief at that time with respect to future events. Except as required by law, the Company may not update forward-looking statements even though its situation may change in the future. For a full copy of the conference call materials, including the conference call transcript, see the Company’s Form 8-Ks filed with the Securities and Exchange Commission on February 26, 2014. Contract Revenues $437.4 $415.0 - $435.0 Contract revenues impacted by adverse weather conditions in the beginning of Q3-14 Gross Margin % (as a percent of revenue) 18.2% Gross Margin % expands from Q3-13 result Gross margin % which expands from Q3-13 result Seasonal impact of extreme weather across many parts of the country in Q3-14 G&A Expense % Includes stock-based compensation (as a percent of revenue) 8.7% 9.3% - 9.7% Includes stock-based compensation G&A expense reflects increased scale and includes stock-based compensation of approximately $3.2 million compared to $2.5 million in Q3-13 Depreciation & Amortization (“D&A”) $24.5 $22.3 - $22.8 Depreciation increases from recent cap-ex Includes amortization of $4.1 million in Q3-14 compared to $7.1 in Q3-13 Interest Expense $6.6 $6.6 Interest expense reflects expected level of borrowings Other Income $1.5 Approximately $3.0 Other income from normal seasonal asset disposals Adjusted EBITDA % (a) (as a percent of revenue) 10.1% Adjusted EBITDA % essentially in line with Q3-13 result Adjusted EBITDA reflects gross margin improvement offset in part by higher G&A expense EPS–Diluted $ 0.21 $0.19 - $0.26 EPS range reflects Adjusted EBITDA result and changes in: * depreciation & amortization * stock-based compensation * other income Diluted Shares (in millions) 33.8 Approximately 34.7 Diluted share increase from vesting of employee equity awards net of share repurchases in Q2-14 (a) The Company defines Adjusted EBITDA as earnings before interest, taxes, depreciation and amortization, gain on sale of fixed assets, acquisition related costs, write-off of deferred financing costs ,stock-based compensation expense, and certain non-recurring items. Q3-2014 Outlook (all amounts are estimates – actual amounts may differ) Q3-2013 Q3-2014 Year Over Year Commentary ($ in millions, except earnings per share)

26 Looking Ahead to Q4-14 See “Regulation G Disclosure” slides 28-33 for a reconciliation of GAAP to Non-GAAP financial measures. This slide was used on February 26, 2014 in connection with the Company’s conference call to discuss fiscal 2014 second quarter results. Reference is made to slide 2 titled “Forward-Looking Statements and Non-GAAP Information” with respect to this slide. The information and statements below that are forward-looking are based on information that was available at the time the slides were initially prepared and/or management’s good faith belief at that time with respect to future events. Except as required by law, the Company may not update forward-looking statements even though its situation may change in the future. For a full copy of the conference call materials, including the conference call transcript, see the Company’s Form 8-Ks filed with the Securities and Exchange Commission on February 26, 2014. Looking Ahead Commentary Prior Period for 2014 Comparisons Q4-13 ($ in millions) Contract Revenues Low single digit total revenue growth resulting from: * continued wireline improvements by a key customer * cable construction which strengthens * services to wireless carriers which remain robust $ 478.6 Gross Margin % (as a percent of revenue) (Q4-13 is Non-GAAP) (a) Gross margins which expand year over year from an improving mix of customer growth opportunities 19.8% (a) G&A Expense (G&A % as a percent of revenue) Includes stock-based compensation (Q4-13 is Non-GAAP) (b) G&A Expense % up slightly year over year reflecting: * increased scale * stock-based compensation of $3.2 million (compared to $2.6 million in Q4-13) $ 39.7 8.3% (b) Adjusted EBITDA – Non-GAAP (c) EBITDA % which slightly expands year over year in Q4-14 from gross margin improvement with greater operating efficiencies accompanying revenue growth $ 58.1 12.1% (c) Other Factors: Depreciation & Amortization Ranges from $22.3 - $22.8 in Q4-14 $ 24.8 Interest Expense Declines to approximately $6.5 million in Q4-14 $ 6.8 Other Income In line with Q4-13 amount $ 1.1 (a) Q4-13 Gross Margin % is Non-GAAP and excludes the impact of a pre-tax charge of $0.5 million for a wage and hour class action settlement. (b) Q4-13 G&A Expense and G&A Expense % are Non-GAAP and exclude the impact of pre-tax acquisition related costs of $0.2 million. (c) The Company defines Adjusted EBITDA as earnings before interest, taxes, depreciation and amortization, gain on sale of fixed assets, acquisition related costs, write-off of deferred financing costs ,stock-based compensation expense, and certain non-recurring items.

Supplemental Schedules Regulation G Disclosures

28 (a) Organic Revenue – Non-GAAP are revenues from businesses that are included for the full period in both the current and prior year quarter presented, excluding storm restoration services, if any. Organic Revenue growth is calculated as the percentage increase in revenues over those of the comparable prior year period (fiscal quarter) for revenues from businesses that are included in both periods for the full fiscal period, excluding revenues from storm restoration services, if any. (b) For comparisons of Organic Revenue beginning with Q3-14, Organic Revenue – Non-GAAP will include revenues of businesses acquired in Q2-13 as the revenues from these businesses will be included in both quarters (Q3-14 and Q3-13). (c) Organic revenues from customers for stimulus work comprised of projects funded in part by the American Recovery and Reinvestment Act of 2009. Amounts may not add due to rounding. Appendix: Regulation G Disclosure Contract Revenue and Organic Growth - Reconciliation of GAAP to Non-GAAP Measures ($ in millions). The table below reconciles GAAP revenue growth to Non-GAAP organic revenue growth. NON-GAAP ADJUSTMENTS GAAP % NON-GAAP - Organic % (a) NON-GAAP - Organic % excluding stimulus (a) (c) Q2-14 Organic Growth: Q2-14 390.5$ (111.5)$ -$ 279.0$ (11.0)$ 268.1$ 5.7% 0.9% 4.6% Q2-13 369.3$ (75.9)$ (16.7)$ 276.7$ (20.3)$ 256.4$ Prior Quarters Organic Growth: Q1-14 512.7$ (157.1)$ -$ 355.6$ (19.7)$ 335.9$ 58.6% 10.0% 15.8% Q1-13 323.3$ -$ -$ 323.3$ (33.1)$ 290.2$ Q4-13 478.6$ (139.1)$ -$ 339.5$ (19.9)$ 319.6$ 50.5% 7.5% 12.6% Q4-12 318.0$ -$ (2.3)$ 315.8$ (31.9)$ 283.9$ Q3-13 437.4$ (122.9)$ -$ 314.5$ (19.0)$ 295.5$ 47.7% 6.2% 10.7% Q3-12 296.1$ -$ -$ 296.1$ (29.2)$ 266.9$ Q2-13 369.3$ (75.9)$ (16.7)$ 276.7$ (20.3)$ 256.4$ 38.1% 3.5% 4.0% Q2-12 267.4$ -$ -$ 267.4$ (20.8)$ 246.6$ Q1-13 323.3$ -$ -$ 323.3$ (33.1)$ 290.2$ 1.2% 2.4% -2.4% Q1-12 319.6$ -$ (3.7)$ 315.8$ (18.7)$ 297.2$ Q4-12 318.0$ -$ (2.3)$ 315.8$ (31.9)$ 283.9$ 4.7% 9.0% 1.9% Q4-11 303.7$ -$ (14.1)$ 289.7$ (11.2)$ 278.5$ Q3-12 296.1$ -$ -$ 296.1$ (29.2)$ 266.9$ 17.3% 17.3% 8.2% Q3-11 252.4$ -$ -$ 252.4$ (5.7)$ 246.6$ NON-GAAP ADJUSTMENTS NON-GAAP Organic Contract Revenues - Excluding stimulus (a) Revenue Growth (Decline) % Revenues from businesses acquired (a) Revenues from storm restoration services Organic revenues from customers for stimulus work (c) NON-GAAP Organic Contract Revenues (a)(b) GAAP Contract Revenues

29 Appendix: Regulation G Disclosure Selected Information- Reconciliation of GAAP to Non-GAAP Measures ($ in 000's, except per share amounts) Amounts may not add due to rounding. For the quarter ended January 26, 2013 and July 27, 2013, the items reconciling "GAAP" to “Non-GAAP” financial measures are specifically described below: (a) Pre-tax acquisition related costs. (b) Pre-tax write-off of deferred financing costs. (c) Pre-tax charge for a wage and hour class action litigation settlement. (d) Provision for income taxes includes the tax effect of the other reconciling items identified herein. Q2-14 Q3-13 Three Months Ended Three Months Ended January 25, 2014 April 27, 2013 GAAP GAAP Reconciling Items Non-GAAP GAAP GAAP Reconciling Items Non-GAAP Contract revenues 390,518$ 369,326$ -$ 369,326$ 437,367$ 478,632$ -$ 478,632$ Cost of earned revenues, excluding depreciation and amortization 327,353 301,516 - 301,516 357,664 384,169 (495) (c) 383,674 General and administrative expenses 38,562 38,827 (5,829) (a) 32,998 38,205 39,914 (224) (a) 39,690 Depreciation and amortization 23,435 20,819 - 20,819 24,531 24,820 - 24,820 Total 389,350 361,162 (5,829) 355,333 420,400 448,903 (719) 448,184 Interest expense, net (6,800) (5,748) - (5,748) (6,637) (6,752) - (6,752) Other income, net 595 428 321 (b) 749 1,477 1,069 - 1,069 Income (loss) before income taxes (5,037) 2,844 6,150 8,994 11,807 24,046 719 24,765 Provision (benefit) for income taxes (d) (1,970) 1,381 2,440 3,821 4,608 9,380 284 9,664 Net income (loss) (3,067)$ 1,463$ 3,710$ 5,173$ 7,199$ 14,666$ 435$ 15,101$ Diluted income (loss) per share (0.09)$ 0.04$ 0.11$ 0.15$ 0.21$ 0.43$ 0.01$ 0.44$ Shares used in computing Diluted EPS: 33,836,099 33,514,416 33,514,416 33,842,150 34,082,228 34,082,228 Amounts may not foot due to rounding. January 26, 2013 Three Months Ended Three Months Ended July 27, 2013 Q2-13 Q4-13

30 Amounts may not add due to rounding. Appendix: Regulation G Disclosure Calculation of Cumulative Cash Flows Fiscal 2004 through Q2-2014 ($ in millions) Net Cash Provided by Operating Activities Capital Expenditures, Net of Proceeds from Asset Sales Cash Paid for Acquisitions, net of cash acquired Repurchases of Common Stock Borrowings and Other Financing Activities (a) Other Investing Activities (b) Total Other Financing and Investing Activities Q2-14 YTD 67.9$ (44.3)$ -$ (10.0)$ (15.5)$ (0.3)$ (15.9)$ FY-13 106.7 (58.8) (330.3) (15.2) 263.5 0.1 263.6 FY-12 65.1 (52.8) - (13.0) 7.6 0.9 8.5 FY-11 43.9 (49.2) (36.5) (64.5) 47.5 0.2 47.7 FY-10 54.1 (46.6) - (4.5) (4.4) - (4.4) FY-09 126.6 (25.3) - (2.9) (15.7) (0.1) (15.8) FY-08 104.3 (62.3) 0.5 (25.2) (13.8) (0.3) (14.1) FY-07 108.5 (62.3) (61.8) - 7.7 (0.4) 7.3 FY-06 102.3 (47.3) (65.4) (186.2) 141.2 (0.3) 140.9 FY-05 87.4 (48.4) (8.5) - (1.8) 22.9 21.1 FY-04 124.2 (28.6) (175.2) - 1.3 35.0 36.3 Cumulative 991.0$ (526.0)$ (677.2)$ (321.5)$ 417.5$ 57.8$ 475.3$ Cash at July 26, 2003 74.7$ Cash at January 25, 2014 16.3 58.4$ 533.7$ (a) Other financing activities represents net cash provided by (used in) financing activities less repurchases of common stock. (b) Other investing activities represents net cash provided by (used in) investing activities less capital expenditures, net of proceeds from asset sales and less cash paid for acquisitions, net of cash acquired. Difference representing beginning cash used during the period Total amount provided by Other Financing and Investing Activities and beginning cash on hand

31 (a) Organic Revenue – Non-GAAP are revenues from businesses that are included for the full period in both the current and prior year presented, excluding storm restoration services, if any. Organic Revenue growth is calculated as the percentage increase in revenues over those of the comparable prior year period for revenues from businesses that are included in both periods for the full fiscal period, excluding revenues from storm restoration services, if any. (b) Non-GAAP adjustments in FY 2010 reflect adjustments in Q4-10 result from the Company’s 52/53 week fiscal year of $20.1 million. The Q4-10 Non-GAAP adjustments reflect the impact of the additional week in Q4-10 and are calculated by dividing contract revenues by 14 weeks. The result, representing one week of contract revenues, is subtracted from the GAAP-contract revenues to calculate 13 weeks of revenue for Q4-10 on a Non-GAAP basis for comparison purposes. Amounts may not add due to rounding. Appendix: Regulation G Disclosure Contract Revenue and Organic Growth - Reconciliation of GAAP to Non-GAAP Measures ($ in millions) The table below reconciles GAAP revenue growth to Non-GAAP organic revenue growth. Revenues from businesses acquired (a) Revenues from storm restoration services Adjustment for extra week as a result of 52/53 week fiscal year (b) Total Adjustment GAAP NON-GAAP FY 2013 1,608.6$ (337.9)$ (16.7)$ -$ (354.6)$ 1,254.0$ 33.9% 4.9%,2 1.1 - (6.0 ,195.1 FY 2012 1,201.1$ -$ (6.0)$ -$ (6.0)$ 1,195.1$ FY 2012 1,201.1$ (54.5)$ (6.0)$ -$ (60.5)$ 1,140.6$ 16.0% 15.4%,035.9 33.8 47.8 988.1 FY 2011 1,035.9$ (33.8)$ (14.1)$ -$ (47.8)$ 988.1$ FY 2011 1,035.9$ (33.8)$ (14.1)$ -$ (47.8)$ 988.1$ 4.8% 2.0%988.6 - (20.1) 6 .5 FY 2010 988.6$ -$ -$ (20.1)$ (20.1)$ 968.5$ FY 2010 988.6$ -$ -$ (20.1)$ (20.1)$ 968.5$ (10.7)% (10.5)%Q4-10 1,106.9 - (4.3) 1,082.6 0.0% 0.0% FY 2009 1,106.9$ -$ (24.3)$ -$ (24.3)$ 1,082.6$ Q4-09 # 1,230.0$ (101.9)$ (101.9)$ 1,128.1$ FY 2009 1,106.9$ -$ (24.3)$ -$ (24.3)$ 1,082.6$ (10.0)% (12.0)%,230.0 - - ,230.0 FY 2008 1,230.0$ -$ -$ -$ -$ 1,230.0$ GAAP Contract Revenues NON-GAAP Contract Revenues(a)(b) Organic Growth (Decline) % NON-GAAP ADJUSTMENTS

32 Appendix: Regulation G Disclosure Selected Information- Reconciliation of GAAP to Non-GAAP Measures ($ in million's, except per share amounts) Amounts may not add due to rounding. The above table presents a reconciliation of the Non-GAAP financial measure of Adjusted EBITDA for the periods specified to the most directly comparable GAAP measure. Adjusted EBITDA is a Non-GAAP financial measure within the meaning of Regulation G promulgated by the Securities and Exchange Commission. The Company defines Adjusted EBITDA as earnings before interest, taxes, depreciation and amortization, gain on sale of fixed assets, acquisition related costs, write-off of deferred financing costs, stock-based compensation expense, and certain non-recurring items. The Company believes this Non-GAAP financial measure provides information that is useful to the Company’s investors. The Company believes that this information is helpful in understanding period-over-period operating results separate and apart from items that may, or could, have a disproportionate positive or negative impact on the Company’s results of operations in any particular period. Additionally, the Company uses this Non-GAAP financial measure to evaluate its past performance and prospects for future performance. Adjusted EBITDA is not a recognized term under GAAP and does not purport to be an alternative to net income, operating cash flows, or a measure of earnings. Because all companies do not use identical calculations, this presentation of Non-GAAP financial measures may not be comparable to other similarly titled measures of other companies. Fiscal 2009 Fiscal 2010 Fiscal 2011 Fiscal 2012 Fiscal 2013 Adjusting Items: Write-off of deferred financing costs 0.6$ -$ -$ -$ 0.3$ (Loss) gain on debt extinguishment, net (3.0)$ -$ 8.3$ -$ -$ Goodwill impairment charges 94.4$ -$ -$ -$ -$ Charges for settlement of wage and hour litigation -$ 1.6$ 0.6$ -$ 0.5$ Reversal of interest expense on income tax liabilities (0.3)$ -$ -$ -$ -$ Reversal of certain income tax related liabilities (1.4)$ (1.0)$ -$ -$ -$ Valuation allowance on deferred tax asset -$ 1.1$ -$ -$ -$ Acquisition related costs -$ -$ 0.2$ -$ 6.8$ Pre tax effect of Adjusting Items 91.7$ 1.6$ 9.1$ -$ 7.6$ After tax effect of Adjusting Items 74.0$ 0.9$ 5.8$ -$ 4.6$ Reconciliation of Net Income (GAAP) to EBITDA- Adjusted (Non-GAAP) Net income (loss) (GAAP)* (53.2)$ 5.8$ 16.1$ 39.4$ 35.2$ Provision (benefit) for income taxes (1.4) 4.9 12.4 25.2 23.0 Pre-tax income (loss) (54.5) 10.7 28.5 64.6 58.2 Interest expense (income), net 14.5 14.2 15.9 16.7 23.3 Depreciation 58.6 57.2 55.8 56.2 64.8 Amortization 6.8 6.4 6.7 6.5 20.7 EBITDA 25.4 88.5 106.9 144.0 167.0 Gain on sale of fixed assets (3.9) (7.7) (10.2) (15.4) (4.7) Stock-based compensation expense 3.9 3.4 4.4 7.0 9.9 Pre-tax effect of Adjusting Items (from above) (a) 92.0 1.6 9.1 - 7.6 EBITDA - Adjusted (Non-GAAP) 117.2$ 85.8$ 110.2$ 135.5$ 179.8$ - (a) Amounts exclude items already added back into the calculation of EBITDA 0 Reconciliation of Net Income (GAAP), to Net Income - Non-GAAP (Non-GAAP) Net income (loss) (GAAP)* (53.2)$ 5.8$ 16.1$ 39.4$ 35.2$ Adjusting Items from above, after tax 74.0 0.9 5.8 - 4.6 Net income - Non-GAAP 20.9$ 6.8$ 21.9$ 39.4$ 39.8$ - Total contract revenues 1,106.9$ 988.6$ 1,035.9$ 1,201.1$ 1,608.6$ EBITDA (from above) as a percentage of contract revenues 2.3% 9.0% 10.3% 12.0% 10.4% EBITDA - Adjusted (Non-GAAP) (from above) as a percentage of contract revenues 10.6% 8.7% 10.6% 11.3% 11.2% * Fiscal 2009 net income includes $0.1 mill ion loss from discontinued operations, net of tax which has been excluded from Non-GAAP results.

33 Appendix: Regulation G Disclosure Selected Information- Reconciliation of GAAP to Non-GAAP Measures ($ in million's, except per share amounts) Amounts may not add due to rounding. The above table presents a reconciliation of the Non-GAAP financial measure of Adjusted EBITDA for the periods specified to the most directly comparable GAAP measure. Adjusted EBITDA is a Non-GAAP financial measure within the meaning of Regulation G promulgated by the Securities and Exchange Commission. The Company defines Adjusted EBITDA as earnings before interest, taxes, depreciation and amortization, gain on sale of fixed assets, acquisition related costs, write-off of deferred financing costs, tock-based compensation expense, and certain non-recurring items. The Company believes this Non-GAAP financial measure provides information that is useful to the Company’s investors. The Company believes that this information is helpful in understanding period-over-period operating results separate and apart from items that may, or could, have a disproportionate positive or negative impact on the Company’s results of operations in any particular period. Additionally, the Company uses this Non-GAAP financial measure to evaluate its past performance and prospects for future performance. Adjusted EBITDA is not a recognized term under GAAP and does not purport to be an alternative to net income, operating cash flows, or a measure of earnings. Because all companies do not use identical calculations, this presentation of Non-GAAP financial measures may not be comparable to other similarly titled measures of other companies. Q3-12 Q4-12 Q1-13 Q2-13 Q3-13 Q4-13 Q1-14 Q2-14 Adjusting Items: Write-off of deferred financing costs -$ -$ -$ 0.3$ -$ -$ -$ -$ Charges for settlement of wage and hour litigation -$ -$ -$ -$ -$ 0.5$ -$ -$ Acquisition related costs -$ -$ 0.7$ 5.8$ -$ 0.2$ -$ -$ Pre tax effect of Adjusting Items -$ -$ 0.7$ 6.2$ -$ 0.7$ -$ -$ Reconciliation of Net Income (GAAP) to EBITDA- Adjusted (Non-GAAP) Net income (loss) (GAAP) 9.6$ 13.3$ 11.9$ 1.5$ 7.2$ 14.7$ 18.7$ (3.1)$ Provision (benefit) for income taxes 6.0 8.2 7.6 1.4 4.6 9.4 12.4 (2.0) Pre-tax income (loss) 15.6 21.5 19.5 2.8 11.8 24.0 31.1 (5.0) Interest expense (income), net 4.2 4.2 4.2 5.7 6.6 6.8 6.9 6.8 Depreciation 14.0 14.1 13.7 15.9 17.5 17.7 18.4 18.7 Amortization 1.6 1.6 1.6 5.0 7.1 7.1 5.2 4.8 EBITDA 35.4 41.3 39.0 29.4 43.0 55.6 61.5 25.2 Gain on sale of fixed assets (7.4) (2.9) (1.6) (0.8) (1.5) (0.8) (1.9) (0.6) Stock-based compensation expense 1.9 2.1 2.3 2.5 2.5 2.6 3.5 3.5 Pr -tax ff ct of Adjusting Items (from above) - - 0.7 6.2 - 0.7 - - EBITDA - Adjusted (Non-GAAP) 29.9$ 40.5$ 40.4$ 37.2$ 44.0$ 58.1$ 63.2$ 28.2$ Total contract revenues 296.1$ 318.0$ 323.3$ 369.3$ 437.4$ 478.6$ 512.7$ 390.5$ EBITDA (from above) as a percentage of contract revenues 12.0% 13.0% 12.1% 8.0% 9.8% 11.6% 12.0% 6.5% EBITDA - Adjusted (Non-GAAP) (from above) as a percentage of contract revenues 10.1% 12.7% 12.5% 10.1% 10.1% 12.1% 12.3% 7.2%

Raymond James 35th Annual Institutional Investors Conference March 4, 2014